Exhibit 10.6

BUFFALO MANAGEMENT LLC
555 South Barrington Avenue, #206
Los Angeles CA 90049

February 11, 2011

Prospect Global Resources Inc.
600 17th Street, Suite 2800 South
Denver CO 80202
Attention:  Patrick Avery

Dear Pat:

This letter confirms our agreement with respect to fees owed to Buffalo Management LLC ("Buffalo") pursuant to the Second Amended and Restated Management Services Agreement (the "Agreement") dated as of January 6, 2011 between Buffalo and Prospect Global Resources Inc. ("Prospect").  Upon the anticipated closing of the merger transaction (the "Merger") between Prospect and Triangle Castings, Inc. ("Triangle"), Prospect will owe Buffalo $935,000 (the "Accrued Obligation") pursuant to the Agreement, calculated as follows:

●	Accrued monthly Consulting Fees of $140,000
●	Accrued monthly Office Reimbursement of $35,000
●	Acquisition Fee of $110,000 for the American West Potash investment
●	Public Company Transaction Fee of $650,000 for the Triangle transaction

Buffalo agrees to accept, as payment in full of the Accrued Obligation, 1,516,667 shares of Triangle's common stock upon consummation of the Merger.  Except as modified hereby, the Agreement remains in full force and effect.

[Signature Page Follows]

Sincerely,

BUFFALO MANAGEMENT LLC

By:	/s/ Chad Brownstein
Chad Brownstein, Manager

Accepted and Agreed:

PROSPECT GLOBAL RESOURCES INC.

By:	/s/ Patrick Avery
Patrick Avery, President